EXHIBIT 10.1

SEVENTH AMENDMENT TO CREDIT AGREEMENT

            THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (the “Amendment”) is made and entered into as of the 31st day of October 2003, among MILLER INDUSTRIES, INC., a Tennessee corporation (“Parent”), each of the other Subsidiaries of Parent listed on the signature pages hereof (together with Parent, collectively, “Borrowers”), the Lenders whose signatures appear on the signature pages hereof (the “Lenders”), THE CIT GROUP/BUSINESS CREDIT, INC., as Collateral Agent, and BANK OF AMERICA, N.A., as Administrative Agent, Syndication Agent, Existing Title Collateral gent and Letter of Credit Issuer (in such capacities, together with the Collateral Agent, the “Agents”).

W I T N E S S E T H:

            WHEREAS, Borrower, the Lenders and the Agents entered into that certain Credit Agreement, dated as of July 23, 2001, pursuant to which the Lenders agreed to make certain loans to Borrowers (as amended, modified, supplemented and restated from time to time, the “Credit Agreement”); and

            WHEREAS, the Borrowers, the Agents and Lenders desire to make certain amendments to the Credit Agreement on the terms and conditions set forth herein.

            NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

            1.         Definitions.  All capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the Credit Agreement.

            2.         Amendments to Credit Agreement.

                        (a)        Annex A to the Credit Agreement shall be amended by:

                                    (i)         amending the definition of Letter of Credit Subfacility by deleting the amount “$10,000,000” and inserting in lieu thereof the amount “$1,500,000”.

                                    (ii)        amending the definition of Maximum Miller Revolver Amount by deleting the amount “$42,000,000” and inserting in lieu thereof the amount “$30,000,000”.

                                    (iii)       amending subsection (b)(iv) of the definition of Maximum RoadOne Revolver Amount by deleting the amount “$9,000,000” and inserting in lieu thereof the amount “$2,500,000”.

                                    (iv)       amending subsection (b)(i) of the definition of Miller Borrowing Base by deleting the amount “$5,000,000” and inserting in lieu thereof the amount “$3,500,000”.

                                  (v)        amending the definition of Net Senior Creditor Proceeds by replacing the defined term “Term Loan” in subsections (a) and (b) thereof with the defined term “Original Term Loan”.

                                  (vi)       amending clause (f) of the definition of Restricted Investment by deleting the following text in its entirety:  “in an aggregate amount outstanding not to exceed $4,000,000”.

                                  (vii)      amending the definition of Term Loan and Term Loans by deleting the text thereof in its entirety and in lieu thereof inserting the following text:

          “Term Loan” means, individually, each of the Original Term Loans and the New Term Loans, as the context may require, and “Term Loans” means, collectively, the Original Term Loans and the New Term Loans.

                                  (viii)      adding thereto, in the appropriate place based on alphabetical order, the following new defined term:

          “Seventh Amendment” means that certain “Seventh Amendment to Credit Agreement” by and among the Borrowers, Lenders, and Agents, as identified therein, dated as of October 31, 2003.

                      (b)        Section 7.25 of the Credit Agreement shall be amended by:

                                  (i)         amending subsection (a) by deleting the amount “$5,000,000” and inserting in lieu thereof the amount “$4,000,000;

                                  (ii)        amending subsection (b) by deleting the amount “$4,000,000” and inserting in lieu thereof the amount “$3,000,000”.

                      (c)        Section 1.3 of the Credit Agreement shall be amended by deleting the text thereof in its entirety and inserting in lieu thereof the following text:

                      1.3       Term Loans.

                                  (a)        Original Term Loans.

                                              (i)         Amounts of the Original Term Loans.  Each Lender severally agrees to make a term loan (any such term loan being referred to as an “Original Term Loan” and such term loans being referred to collectively as the “Original Term Loans”) to the Borrowers on the Closing Date, upon the satisfaction of the conditions precedent set forth in Article 8, in an amount equal to such Lender’s Pro Rata Share of $8,000,000.  The Original Term Loans shall initially be Base Rate Term Loans.

                                              (ii)        Making of the Original Term Loans.  Each Lender shall make the amount of such Lender’s Original Term Loan available to the Collateral Agent in same day funds, to the Collateral Agent’s designated account, not later than 3:00 p.m. (Atlanta, Georgia time) on the Closing Date.  After the Collateral Agent’s receipt of the proceeds of such Original Term Loans, upon satisfaction of the conditions precedent set forth in Article 8, the Collateral Agent shall make the proceeds of such Original Term Loans available to the Borrowers on such Funding Date by transferring same day funds equal to the proceeds of such Original Term Loans received by the Collateral Agent to the Designated Account.

                                               (iii)       Original Term Loan Amortization.  The Original Term Loan shall be due and payable in consecutive monthly principal installments of $167,000 each on the first day of each calendar month, commencing on August 1, 2001, with a final principal installment of all unpaid principal due and payable on the Termination Date;  provided, however, that (A) the principal installment payment otherwise due by the Borrowers on November 1, 2003 in accordance with the preceding sentence shall be deferred and shall be due and payable by the Borrowers on the Termination Date, and (B) the principal installment payment otherwise due by the Borrowers on December 1, 2003 in accordance with the preceding sentence shall be deferred and shall be due and payable by the Borrowers on December 31, 2003.  Each such installment shall be payable to the Collateral Agent for the account of the applicable Lenders.  Payments or prepayments of the Original Term Loans may not be reborrowed.

                                  (b)        New Term Loans.

                                              (i)         Amounts of the New Term Loans.  Each Lender severally agrees to make a term loan (any such term loan being referred to as a “New Term Loan” and such term loans being referred to collectively as the “New Term Loans”) to the Borrowers on the date on which the Seventh Amendment becomes effective in accordance with its terms (the “New Term Loan Funding Date”), in an amount equal to such Lender’s Pro Rata Share of $2,000,000.  The New Term Loans shall initially be Base Rate Term Loans.

                                              (ii)        Making of the New Term Loans.  Each Lender shall make the amount of such Lender’s New Term Loan available to the Collateral Agent in same day funds, to the Collateral Agent’s designated account, not later than 3:00 p.m. (Atlanta, Georgia time) on the New Term Loan Funding Date.  After the Collateral Agent’s receipt of the proceeds of such New Term Loans, the Collateral Agent shall make the proceeds of such New Term Loans available to the Borrowers on such Funding Date by paying down the balance of the then-outstanding Revolving Credit Loans by the aggregate amount of the New Term Loans (without any permanent reduction in the Commitments as a result of such pay-down).

                                              (iii)       New Term Loan Principal Payment.  The full principal amount of the New Term Loan, together with any then unpaid interest thereon, shall be due and payable on the Termination Date.  Interest shall be payable on the New Term Loan in accordance with Section 2.1(a).

                      (d)        Section 3.4 of the Credit Agreement shall be amended by substituting the defined terms Term Loan and Term Loans, in each place where either of such terms is used, for the respective defined terms Original Term Loan and Original Term Loans.

                      (e)        Section 3.8 of the Credit Agreement shall be amended by:

                                  (i)         inserting the text “other than the New Term Loans,” immediately following the phrase “third, to pay interest due in respect of all Loans,”;

                                  (ii)        substituting the text “sixth, to pay or prepay principal of the Term Loans” with the text “sixth, to pay or prepay principal of the Original Term Loans”;

                                  (iii)       deleting the following text in its entirety “and eighth, to the payment of any other Obligation (including any amounts relating to Bank Products) due to the Agents or any Lender by the Borrowers” and in lieu thereof inserting the following text:

          “eighth, to the payment of any other Obligation other than the New Term Loans (including any amounts relating to Bank Products) due to the Agents or any Lender by the Borrowers, and ninth, to the payment of principal and interest in connection with the New Term Loans”.

                      (f)         Section 8.1 of the Credit Agreement shall be amended by substituting the defined term Term Loans from the first sentence thereof and replacing it with the defined term Original Term Loans.

                      (g)        Schedule 1.1 to the Credit Agreement shall be amended and restated in the form attached hereto.

          3.          Representations, Warranties and Covenants of Borrowers. To induce Agent and Lenders to enter into this Amendment, each Borrower hereby represents, warrants and covenants to Agents and Lenders that,

          (a)        as of the date hereof, and after giving effect to the terms hereof and to the terms of the Forbearance Agreement (defined below), there exists no Default or Event of Default under the Credit Agreement or any of the other Loan Documents, except Existing Defaults (as defined in the Forbearance Agreement),

          (b)        each representation and warranty made or deemed to be made in this Amendment and in the Loan Documents is true and correct in all material respects on and as of the date of this Amendment (except to the extent that any such representation or warranty relates to a prior specific date or period and except for any representation or warranty that is untrue as a result of the occurrence or continuance of any of the Existing Defaults as defined in the Forbearance Agreement) and Borrowers hereby reaffirm each of the agreements, covenants and undertakings set forth in the Loan Documents and in each and every other agreement, instrument and other document executed in connection therewith or pursuant thereto as if Borrowers were making said agreements, covenants and undertakings on the date hereof,

          (c)        each Borrower has the power and is duly authorized to enter into, deliver and perform this Amendment and

          (d)        this Amendment and each of the Loan Documents is the legal, valid and binding obligation of each Borrower enforceable against it in accordance with its terms.

          4.       Conditions Precedent.  The effectiveness of this Amendment is subject to the following conditions precedent:

                      (a)        Delivery of Documents.  The Collateral Agent shall have received from the Borrowers the following documents, all in form and substance acceptable to Collateral Agent in its sole discretion:

                                 (i)         executed originals of this Amendment; and

                                 (ii)        such other documents and instruments as the Agents or any Lender may reasonably request.

                      (b)        Forbearance Agreement.  That certain Forbearance Agreement, dated as of the date hereof, between and among Borrowers, Agents and Lenders (the “Forbearance Agreement”) (i) shall have been executed and delivered by all parties thereto and (ii) shall have become effective in accordance with its terms and conditions.

          5.  Lender Approval of New Independent Certified Public Accountants.  Lenders and Agents hereby acknowledge and agree that the appointment by Borrowers of Joseph Decosimo and Company, LLP as new certified public accountants for the Borrowers is satisfactory to them.

          6.  Miscellaneous.  Each of the Borrowers agrees to take such further action as the Agents shall reasonably request in connection herewith to evidence the agreements herein contained.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.  The Credit Agreement, as amended hereby, shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto.  This Amendment shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Georgia, but without giving effect to principles of conflicts of laws thereof.  This Amendment may not be modified, altered or amended except by agreement in writing signed by all of the parties hereto.  Each Borrower acknowledges that it has consulted with counsel and with such other expert advisors as it deemed necessary in connection with the negotiation, execution and delivery of this Amendment.  This Amendment shall be construed without regard to any presumption or rule requiring that it be construed against the party causing this Amendment or any part hereof to be drafted.

[signature pages follow]

            IN WITNESS WHEREOF, Borrowers, the Agents and the Lenders have caused this Agreement to be duly executed, all as of the date first above written.

“PARENT”

MILLER INDUSTRIES, INC.

By: /s/ J. Vincent Mish
      J. Vincent Mish
      Chief Financial Officer

“SUBSIDIARY MILLER BORROWERS”

APACO, INC.
B&B ASSOCIATED INDUSTRIES, INC.
CHEVRON, INC.
CENTURY HOLDINGS, INC.
CHAMPION CARRIER CORPORATION
COMPETITION WHEELIFT, INC.
GOLDEN WEST TOWING EQUIPMENT INC.
KING AUTOMOTIVE & INDUSTRIAL
         EQUIPMENT, INC.
MID AMERICA WRECKER & EQUIPMENT
         SALES, INC. OF COLORADO
MILLER FINANCIAL SERVICES GROUP,
         INC.
MILLER/GREENEVILLE, INC.
MILLER INDUSTRIES DISTRIBUTING, INC.
MILLER INDUSTRIES INTERNATIONAL,
         INC.
MILLER INDUSTRIES TOWING
         EQUIPMENT INC.
PURPOSE, INC.
SONOMA CIRCUITS, INC.
SOUTHERN WRECKER CENTER, INC.
SOUTHERN WRECKER SALES, INC.

By:  /s/ J. Vincent Mish
     J. Vincent Mish
    Vice President and Attorney-in-Fact of each
     entity listed above

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“SUBSIDIARY ROADONE BORROWERS”

AETEX, INC., f/k/a A-EXCELLENCE
        TOWING CO.

ALL AMERICAN TOWING SERVICES,
         INC.
B-G TOWING, INC.
BEAR TRANSPORTATION, INC.
BTRCX, INC. f/k/a BERT’S TOWING
         RECOVERY
         CORPORATION
BBSX, INC. f/k/a BOB BOLIN SERVICES,
          INC.
BASIEX, INC. f/k/a BOB’S AUTO SERVICE,
          INC.
BTRX, INC.
BVSWS, INC. f/k/a BOB VINCENT AND SONS
          WRECKER SERVICE, INC.
CAL WEST TOWING, INC.
CBTX,INC., f/k/aCEDAR BLUFF 24 HOUR
         TOWING, INC.
CCASX, INC.
CEX, INC., f/k/a CHAD’S INC.
CVDC, f/k/a CLEVELAND VEHICLE
        DETENTION CENTER, INC.
D.A. HANELINE, INC.
DVREX, INC.
DOLLAR ENTERPRISES, INC.
DSX, INC., f/k/a DUGGER’S SERVICES,
         INC.
GMAR, INC., f/k/a GOOD MECHANIC AUTO
        CO. OF RICHFIELD, INC.
GREAT AMERICA TOWING, INC.
GREG’S TOWING, INC.
HTX, INC.
LTSX, INC., f/k/a LAZER TOW SERVICES,
         INC.
LASX, INC.
LWKR, INC.
MAEJO, INC.
MEL’S ACQUISITION CORP.
MGEX, INC.
MSTEX, INC.
MTSX INC.
MURPHY’S TOWING, INC.

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P.A.T., INC.
PEX, INC., f/k/a/ PIPES ENTERPRISES,
         INC.
RMA ACQUISITION CORP.
RRIC ACQUISITION CORP.
RSX, INC., f/k/a RECOVERY SERVICES,
         INC.
ROAD ONE, INC.
ROADONE EMPLOYEE SERVICES, INC.
ROAD ONE INSURANCE SERVICES, INC.
ROAD ONE SERVICE, INC.
ROAD ONE SPECIALIZED
          TRANSPORTATION, INC.

ROADONE TRANSPORTATION AND
          LOGISTICS, INC.
R.M.W.S., INC.
SWSX, INC. (f/k/a SUBURBAN WRECKER
         SERVICE, INC.)

TEXAS TOWING CORPORATION
TPCTH, INC.
TREASURE COAST TOWING, INC.
TREASURE COAST TOWING OF MARTIN
        COUNTY, INC.

TSSC, INC., f/k/a TRUCK SALES & SALVAGE
        CO., INC.
TWSX, INC.
WSX, INC., f/k/a WES’S SERVICE
        INCORPORATED

WTX, INC. (f/k/a WILTSE TOWING, INC.)
WTC, INC.
WTEX, INC.
ZTRX, INC., f/k/a ZEHNER TOWING &
        RECOVERY, INC.

By:       /s/ J. Vincent Mish
            J. Vincent Mish
            Vice President and Attorney-in-Fact of each
            entity listed above

[Signatures Continue on Following Pages]

“ADMINISTRATIVE AGENT, SYNDICATION
AGENT AND EXISTING TITLED
COLLATERAL AGENT”

BANK OF AMERICA, N.A., as the Administrative
Agent, Syndication Agent and Existing Titled
Collateral Agent

By:        /s/ Sherry Lail
Name:   Sherry Lail
Title:     Senior Vice President

“LETTER OF CREDIT ISSUER”

BANK OF AMERICA, N.A., as the Letter of
Credit Issuer

By:        /s/ Sherry Lail
Name:   Sherry Lail
Title:     Senior Vice President

“COLLATERAL AGENT”

THE CIT GROUP/BUSINESS CREDIT, INC., as
the Collateral Agent

By:  /s/ Kenneth B. Butler
Name: Kenneth B. Butler
Title: Vice President

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“LENDERS”

BANK OF AMERICA, N.A., as a Lender

By:        /s/ Sherry Lail
Name:   Sherry Lail
Title:     Senior Vice President

THE CIT GROUP/BUSINESS CREDIT, INC.,
as a Lender

By:  /s/ Kenneth B. Butler
Name: Kenneth B. Butler
Title: Vice President

FLEET CAPITAL CORPORATION, as a Lender

By:    /s/ Wes Mannis
Name: Wes Mannis
Title: VP

SCHEDULE 1.1

Lender	Total Commitment	Revolving Loan Commitment	Original Term Loan Commitment	New Term Loan Commitment	Pro Rata Share (3 decimals)
Bank of America, N.A.	$16,420,329.09	$12,556,700.00	$3,090,909.09	$772,720.00	38.636
The CIT Group/Business Credit, Inc.	$16,420,329.09	$12,556,700.00	$3,090,909.09	$772,720.00	38.636
Fleet Capital Corporation	$9,659,341.82	$7,386,600.00	$1,818,181.82	$454,560.00	22.727